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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                  SCHEDULE 14C

               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
              THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No.__)

[ X ]   Filed  by  the  Registrant
[   ]   Filed  by  a  Party  other  than  the  Registrant

Check  the  appropriate  box:

[ X ]  Preliminary  Information  Statement
[   ]  Definitive  Information  Statement
[   ]  Confidential,  for  Use  of  the  Commission  Only  (as  permitted by  Rule  14c-5(d)(2))


                          MARKETCENTRAL.NET  CORP.

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Name  of  Registrant  as  Specified  in  its  Charter

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Name(s)  of Person(s) Filing Information Statement, if other than the Registrant

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[ X ]  No  fee  required.
[   ]  Fee  computed  on  table  below  per Exchange Act Rules 14c-5(g) and 0-11

(1)     Title  of  each  class  of  securities  to  which  transaction  applies:

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(2)     Aggregate  number  of  securities  to  which  transaction  applies:

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(3)     Per  unit  price  or  other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

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(4)     Proposed  aggregate  value  of  transaction:

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(5)     Total  fee  paid:

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[   ]   Fee  paid  previously  with  preliminary  materials.


[   ]   Check  box  if any part of the fee is offset as provided by Exchange Act
        Rule 09- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid: ________________________________________________

(2)     Form, Schedule or Registration Statement No.: __________________________

(3)     Filing Party: __________________________________________________________

(4)     Date  Filed:
____________________________________________________________

                           ---------------------------

                              INFORMATION STATEMENT

                           ---------------------------



                            MARKETCENTRAL.NET CORP.
                            6401 South Boston Street
                               Englewood, CO 80111

   NOTICE OF PROPOSED CORPORATE ACTION BY WRITTEN CONSENT OF A MAJORITY OF THE
              OUTSTANDING COMMON STOCK OF MARKETCENTRAL.NET CORP.


     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACTIONS, DEFINED BELOW, HAVE ALREADY BEEN APPROVED BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON STOCK OF THE COMPANY. A VOTE OF THE REMAINING SHAREHOLDERS IS NOT NECESSARY.


To  the  Stockholders  of
MarketCentral.Net  Corp.


     Enclosed is an Information Statement that we are sending to you in connection with (i) the appointment by the Board of Directors of AJ. Robbins, PC, as the Company's independent auditors for the current fiscal year, and (ii) the approval of an amendment to MarketCentral.net Corp.'s Certificate of Incorporation to increase the authorized number of shares of common stock, $.0001 par value per share, from 100,000,000 to 500,000,000 as described in the attached Information Statement. Our Board of Directors has already approved these transactions. The stockholders who collectively hold a majority of the voting power of our common stock have already approved the transactions by written consent, to be effective twenty (20) days from the date of the Information Statement. Therefore, this Information Statement is being sent to you for informational purposes only.

     We are not asking for a proxy or vote on any of the matters described in this Information Statement.


                                   Sincerely,

                                    /s/  Paul  R.  Taylor
                                   -------------------
                                   Paul  R.  Taylor
                                   Chairman  of  the  Board  of  Directors

February  6,  2002

                             MARKETCENTRAL.NET CORP.
                            6401 South Boston Street
                               Englewood, CO 80111

  NOTICE OF PROPOSED CORPORATE ACTIONS BY WRITTEN CONSENT OF A MAJORITY OF THE
     OUTSTANDING  COMMON  STOCK  OF  MARKETCENTRAL.NET  CORP.


     This Information Statement is first being furnished on or about February 20, 2002 to the shareholders of record as of the close of business on February 1, 2002 (the "Record Date") of the common stock, $0.0001 par value per share (the "Common Stock"), of MarketCentral.net Corp. (the "Company") in connection with the following activities (the "Actions"):

     (1) To ratify the appointment by the Board of Directors of AJ. Robbins, PC, as the Company's independent auditors for the current fiscal year.

     (2) To amend the Company's Certificate of Incorporation to increase the number of shares of common stock, par value $.0001 per share, that the Company is authorized to issue from 100,000,000 to 500,000,000 shares of Common Stock, par value $.0001.

     The Board of Directors has approved, and a majority of the shareholders (the "Consenting Shareholders") representing 11,692,528 shares of the total shares outstanding of the Company's Common Stock as of the Record Date have consented in writing, to the Actions. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding Common Stock and are sufficient under the Texas Business Corporation Act and the Company's By-Laws to approve the Actions. Accordingly, the Actions will not be submitted to the other shareholders of the Company for a vote and this Information Statement is being furnished to shareholders to provide them with certain information concerning the Actions in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder, including Regulation 14C.

     The Company will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing.

Security  Ownership  of  Executive  Officers,  Directors  and  Five  Percent
Stockholders

     The following table sets forth certain information as of the date of this Information Statement regarding the beneficial ownership of the Company's Common Stock held by each of its executive officers and directors, individually and as a group and by each person who beneficially owns in excess of five percent of the Company's Common Stock.

     The number of shares of Common Stock beneficially owned by each person or entity is determined under the rules promulgated by the SEC. Under those rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power and shares which that person or entity has the right to acquire within sixty days from the date hereof. The inclusion in this section of any shares deemed beneficially owned does not constitute an admission by that person of beneficial ownership of those shares.


                            Number of shares of             Percent of
                              Common  Stock                Common Stock
                              beneficially                 beneficially
Name  of                     owned  or  right             owned  or  right
Beneficial  Owner            to  direct  vote(1)          to direct vote (1)
-------------------        -----------------------      -----------------
Paul  Taylor                    6,259,588(2)                32.4%
Chairman
6401  South  Boston  Street
Englewood,  CO  80111

Dutchess  Advisors,  Ltd  (3)    865,384(3)                  4.5%
100  Mill  Plain  Road
Danbury,  CT  06811

Dutchess  Private                288,461(3)                  1.5%
Equities  Fund  LP  (3)
100  Mill  Plain  Road
Danbury,  CT  06811

May  Davis  Group               1,153,846                    5.9%
120  Broadway
New  York,  NY  10271


All officers and directors      6,259,588(2)                32.4%
as  a  group  (1  persons)(4)
___________

*  Represents  less than 1% of the Company's shares of Common Stock outstanding.

(1) Such figures are based upon 19,312,419 shares of the Company's Common Stock issued and outstanding as of February 6, 2002. Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power.

(2) Such figure includes 16,283 shares owned by Mr. Taylor's wife and 16,283 owned by Mr. Taylor's child.

(3) The named shareholder beneficially owns an aggregate of 1,153,845 shares of the Company's Common Stock. The general partner of Dutchess Private Equities Fund LP is Dutchess Capital Management, LLC. The principals and managing members of Dutchess Capital Management, LLC that have decision making authority are Michael A. Novielli and Douglas H. Leighton. The directors and principals of Dutchess Advisors, Ltd. that have decision making authority are Michael A. Novielli, its President, and Douglas H. Leighton, its Secretary.

(4) On February 6, 2002, the Company terminated its relationship with Michael Hudson and Mr. Hudson was relieved of his position as the Company's Chief Financial Officer. Mr. Hudson owns 62,500 shares of the Company's common stock and has outstanding debt owed to him in the amount of $25,000.

   RATIFICATION OF THE APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                              (ACTION  NO.  1)

     The Board of Directors of the Company has appointed the firm of AJ. Robbins, PC, as the principal independent auditor of the Company for the fiscal year ending December 31, 2001, subject to ratification by the stockholders. AJ. Robbins, PC will be replacing Rogoff & Company, P.C.


          PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
                   TO INCREASE THE NUMBER OF AUTHORIZED SHARES
                         OF COMMON STOCK OF THE COMPANY
                                 (ACTION NO. 2)

     The Certificate of Incorporation of the Company currently authorizes the Company to issue 100,000,000 shares of Common Stock and does not authorize the issuance of shares of preferred stock. As of February 6, 2002, the Company had issued and outstanding 19,312,419 shares of its Common Stock, leaving the Company (in the opinion of its Board of Directors) with an insufficient number of shares of Common Stock available for issuance necessary for the Company to efficiently continue its operations. Accordingly, the Board of Directors has adopted and the stockholders have approved, an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue from 100,000,000 shares to 500,000,000 shares.

     The additional shares of Common Stock to be authorized for issuance upon the adoption of such amendment would possess rights identical to the currently authorized Common Stock. The stockholders of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the stockholders. All voting is on a non-cumulative basis. The stockholders of Common stock do not have any preemptive rights, conversion rights, or applicable redemption or sinking fund provisions. The amendment to authorize the issuance of additional shares of Common Stock will not have any effect on the par value of the Common Stock. Nevertheless, the issuance of such additionally authorized shares of Common Stock would affect the voting rights of the current stockholders of the Company because there would be an increase in the number of outstanding shares entitled to vote on corporate matters, including the election of directors, if and when any such shares of Common Stock are issued in the future.

     If the Board of Directors determines that an issuance of shares of the Company's Common Stock is in the best interest of MarketCentral.net Corp. and the Company's stockholders, the issuance of additional shares could have the effect of diluting the earnings per share or book value per share of the outstanding shares of Common Stock or the stock ownership or voting rights of a stockholder.

     An increase in the number of authorized shares of Common Stock will enable the Company to take advantage of various potential business opportunities through the issuance of the Company's securities, including, without limitation, issuing stock dividends to existing stockholders, providing equity incentives to employees, officers or directors, establishing certain strategic relationships with other companies and expanding the Company's business through certain acquisitions. The Company has no present plans or intentions to acquire any such businesses. No stock splits, dividends or other actions requiring the availability of the additional authorized shares of Common Stock are currently planned.

Equity  Line  of  Credit  Agreement

     An increase in the number of authorized shares of Common Stock will enable the Company to take further advantage of its equity line of credit agreement ("Equity Line Agreement") entered into with Dutchess Private Equities Fund, LP on December 10, 2001. Under the terms of the Equity Line Agreement, if and when the Company files a registration statement with the Securities and Exchange Commission which is declared effective, the Company periodically may then choose to sell shares of its Common Stock to Dutchess subject to certain limitations based on the market price and trading volume of the Company's Common Stock. If the Company elects to sell shares to Dutchess then the purchase price for Dutchess shall be at 94% of the lowest closing bid price of the Company's Common Stock as reported by Bloomberg L.P. for the ten (10) consecutive trading days after the date that the Company delivers to Dutchess an advance notice or a put requiring them to advance funds to the Company, subject to the terms of the Equity Line Agreement.

The  Securities  Purchase  Agreement

     Pursuant to a Securities Purchase Agreement entered into on January 31, 2002, between the Company and four institutional investors, the Company received $250,000 from the investors from the sale of the Company's 12% secured convertible debentures and the Company also issued warrants to purchase an aggregate of up to 500,000 shares of the Company's Common Stock. The terms of the debentures provide for full payment on or before January 31, 2003, with interest of 12% per annum, which may be converted at any time at the lesser of
(i) $.075 or (ii) the average of the lowest three (3) trading prices during the 20 trading days immediately prior to the date the conversion notice is sent, divided by two. The terms of the warrants entitle each investor to purchase shares of the Company's Common Stock at a price equal to the lesser of (i) $.057 and (ii) the average of the lowest three (3) trading prices during the twenty
(20) trading days immediately prior to exercise. Under a related registration rights agreement, the Company agreed to register all of the shares underlying such convertible debentures and warrants on a registration statement on Form SB-2 to be filed with the Securities and Exchange Commission. The actual number of shares of Common Stock issuable upon conversion of the debentures and exercise of the related warrants is indeterminate, is subject to adjustment and could depend on factors which cannot be predicted by the Company at this time including, among other factors, the future market price of the Common Stock and the anti-dilution provisions contained in the agreement.

     Under the terms of the debentures and the related warrants, the debentures are convertible and the warrants are exercisable by the holder only to the extent that the number of shares of Common Stock issuable pursuant to such securities, together with the number of shares of Common Stock owned by such holder and its affiliates (but not including shares of Common Stock underlying unconverted shares of debentures or unexercised portions of the warrants) would not exceed 4.9% of the then outstanding Common Stock as determined in accordance with Section 13(d) of the Exchange Act. This limitation may be waived by the investors upon 61 days notice to the Company.

     The Securities Purchase Agreement also places certain restrictions on the Company's ability to obtain additional financing. The agreement prohibits the Company until the later of 270 days from the date of closing or 180 days from the date of an effective registration statement from obtaining financing which would involve the issuance of additional Common Stock without first obtaining the consent of the investors. In addition, the Company is prohibited from entering into any financial arrangements which would involve the issuance of Common Stock for a period of two (2) years from the date the registration statement becomes effective, without first giving the investors the opportunity to purchase an equal number of shares of Common Stock to maintain their equity position with the Company.

     As of February 6, 2002, (i) $250,000 of the debentures have been issued, none of which have been converted, and (ii) 500,000 warrants have been issued, none of which have been exercised. Pursuant to the terms of the Securities Purchase Agreement, upon a registration statement being declared effective by the SEC and upon the satisfaction of additional conditions by the Company, an additional $250,000 of debentures and 500,000 warrants will be issued to the investors.


Potential  Anti-takeover  Effects  of  the  Amendment

     The increase in the number of authorized shares of Common Stock and the subsequent issuance of all or a portion of those shares could have the effect of delaying or preventing a change of the Company's control without further action by the stockholders. Subject to applicable law and stock exchange requirements, the Company could issue shares of authorized and unissued Common Stock in one or more transactions that would make a change of control of MarketCentral.net Corp. more difficult and therefore less likely. Any issuance of additional shares could have the effect of diluting the earnings per share and book value per share of the outstanding shares of Common Stock or the stock ownership and voting rights of a person seeking to obtain control of MarketCentral.net Corp.

     The amendment to the Company's Certificate of Incorporation increasing the Company's authorized shares of Common Stock to 500,000,000 shares will become effective upon the filing of a certificate of amendment relating thereto with the Secretary of State of the State of Texas, which will occur on or about March 10, 2002. Under federal securities, laws, the Company cannot file the certificate of amendment until at least 20 days after the mailing of this Information Statement.



                                    BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


                                    /s/  Paul  R.  Taylor
                                    -----------------------------------------
                                    Paul  R.  Taylor
                                    Chairman  of  the  Board  of  Directors

                                                       Appendix  I



          Certificate of Amendment of the Certificate of Incorporation
                                       of
                             MarketCentral.Net Corp.

                             ______________________

     I the undersigned, being the President and Sole Director of MarketCentral.Net Corp. (the "Corporation"), a Texas corporation, hereby certifies:

FIRST:     The  name  of  the  Corporation  is  MarketCentral.net  Corp.

SECOND:     The  Corporation's  most  recent  Certificate  of  Amendment  to its
Certificate of Incorporation was filed with the Department of State of the State of Texas on February 17, 1999.

THIRD:     The  Certificate  of Incorporation is hereby amended  to increase the aggregate number of shares of stock which the Corporation shall have the authority to issue.

FOURTH: To accomplish the amendment relating to the increase in the aggregate number of shares of common stock which the Company shall have authority to issue, from 100,000,000 shares, par value $.0001 per share, to 500,000,000 shares, par value $.0001, the text of Paragraph (IV - Shares) of Article Two of the Certificate of Incorporation is hereby amended to read in full as follows:

     "The aggregate number of shares of stock which the Corporation shall have authority to issue is 500,000,000 shares of common stock, with a par value of $.0001 per share, classified as common shares (the "Common Stock").

FIFTH: This Certificate of Amendment to the Certificate of Incorporation was authorized by the members of the Board of Directors on January 25, 2002, and by the affirmative vote of the holders of a majority of all of the outstanding shares of the Common Stock of the Corporation entitled to vote.


     IN WITNESS WHEREOF, the undersigned have executed this Certificate this __ day of February, 2002 and affirm that the statements contained herein are true under penalties of perjury.

                              ---------------------
                              Paul  R.  Taylor,  President